                                                                    Exhibit 10.5


                          PURCHASE AND SALE AGREEMENT

                            Dated as of May 22, 2000

                                     between

                              KPMG CONSULTING, INC.

                                       and

                             KCI FUNDING CORPORATION

                                TABLE OF CONTENTS
                                -----------------

                                                                                 PAGE
                                                                                 ----


ARTICLE I      AGREEMENT TO PURCHASE AND SELL ....................................  2
     1.1       Agreement To Purchase and Sell ....................................  2
     1.2       Timing of Purchases ...............................................  3
     1.3       Consideration for Purchases .......................................  3
     1.4       Purchase and Sale Termination Date ................................  3
     1.5       Intention of the Parties ..........................................  3

ARTICLE II     CALCULATION OF PURCHASE PRICE .....................................  3
     2.1       Calculation of Purchase Price .....................................  3

ARTICLE III    PAYMENT OF PURCHASE PRICE .........................................  5
     3.1       Contribution of Receivables and Initial Purchase Price Payment ....  5
     3.2       Subsequent Purchase Price Payments ................................  5
     3.3       Settlement as to Specific Receivables and Dilution ................  6
     3.4       Reconveyance of Receivables .......................................  7

ARTICLE IV     CONDITIONS OF PURCHASES ...........................................  7
     4.1       Conditions Precedent to Initial Purchase ..........................  7
     4.2       Certification as to Representations and Warranties ................  9

ARTICLE V      REPRESENTATIONS AND WARRANTIES OF THE SELLER ......................  9
     5.1       Organization and Good Standing ....................................  9
     5.2       Due Qualification .................................................  9
     5.3       Power and Authority; Due Authorization ............................  9
     5.4       Valid Sale; Binding Obligations ...................................  9
     5.5       No Violation ...................................................... 10
     5.6       Proceedings ....................................................... 10
     5.7       Bulk Sales Acts ................................................... 10
     5.8       Government Approvals .............................................. 10
     5.9       Financial Condition ............................................... 10
     5.10      Licenses, Contingent Liabilities, and Labor Controversies ......... 10
     5.11      Margin Regulations ................................................ 11
     5.12      Quality of Title .................................................. 11
     5.13      Accuracy of Information ........................................... 11
     5.14      Offices ........................................................... 11
     5.15      Trade Names ....................................................... 12
     5.16      Taxes ............................................................. 12
     5.17      Compliance with Applicable Laws ................................... 12



     5.18         Reliance on Separate Legal Identity ...........................  12

ARTICLE VI        COVENANTS OF THE SELLER .......................................  12
     6.1          Affirmative Covenants .........................................  12
     6.2          Reporting Requirements ........................................  14
     6.3          Negative Covenants ............................................  15
     6.4          Lock-Box Banks ................................................  15
     6.5          Accounting for Purchases ......................................  15
     6.6          Transaction Documents .........................................  16
     6.7          Substantive Consolidation .....................................  16

ARTICLE VII       ADDITIONAL RIGHTS AND OBLIGATIONS IN
                  RESPECT OF THE RECEIVABLES ....................................  17
     7.1          Rights of the Company .........................................  17
     7.2          Responsibilities of the Seller ................................  18
     7.3          Further Action Evidencing Purchases ...........................  18
     7.4          Application of Collections ....................................  19

ARTICLE VIII      PURCHASE AND SALE TERMINATION EVENTS ..........................  19
     8.1          Purchase and Sale Termination Events ..........................  19
     8.2          Remedies ......................................................  20

ARTICLE IX        INDEMNIFICATION ...............................................  20
     9.1          Indemnities by the Seller .....................................  20

ARTICLE X         MISCELLANEOUS .................................................  22
     10.1         Amendments, etc. ..............................................  22
     10.2         Notices, etc. .................................................  22
     10.3         No Waiver; Cumulative Remedies ................................  22
     10.4         Binding Effect; Assignability .................................  23
     10.5         Governing Law .................................................  23
     10.6         Costs, Expenses and Taxes .....................................  23
     10.7         Submission to Jurisdiction ....................................  23
     10.8         Waiver of Jury Trial ..........................................  24
     10.9         Captions and Cross References; Incorporation by Reference .....  24
     10.10        Execution in Counterparts .....................................  24
     10.11        Acknowledgment and Agreement ..................................  24

EXHIBIT A - Form of Purchase Report

EXHIBIT B - Form of Company Note

EXHIBIT C - Form of KCI Assignment Certificate

EXHIBIT D - Proceedings

EXHIBIT E - Office Locations

EXHIBIT F - Trade Names

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of May 22,
                                             ---------
2000, is between KPMG CONSULTING, INC. ("KCI"), a Delaware corporation, as
                                         ---
seller (the "Seller"), KCI, as the initial Servicer, and KCI FUNDING CORPORATION, a Delaware corporation (the "Company").
                                          -------

                                   Definitions
                                   -----------

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Receivables Purchase Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement")
                                           ------------------------------
among KCI, the Company, Market Street Funding Corporation, as the Issuer (the "Issuer"), and PNC Bank, National Association. All references herein to months
 ------
are to calendar months unless otherwise expressly indicated.

                                   Background
                                   ----------

     1. The Company is a special purpose corporation, all of the issued and outstanding shares of which are owned by KCI.

     2. KPMG, Consulting, LLC generates Receivables in the ordinary course of its businesses and sells such Receivables to the Seller pursuant to the Sale Agreement, dated as of May 22, 2000 by and between KPMG, Consulting, LLC and the Seller.

     3. The Seller, in order to finance its business, wishes to sell Receivables to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Seller.

     4. The Seller and the Company intend this transaction to be a true sale of Receivables by the Seller to the Company, providing the Company with the full benefits of ownership of the Receivables and the Seller and the Company do not intend the transactions hereunder to be, or for any purpose to be, characterized as a loan from the Company to the Seller.

     5. The Company intends to sell the Purchased Interest in the Receivables to the Issuer pursuant to the Receivables Purchase Agreement.


     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE II

                         AGREEMENT TO PURCHASE AND SELL

     2.1  Agreement To Purchase and Sell. On the terms and subject to the
          ------------------------------
conditions set forth in this Agreement (including Article IV), the Seller,
                                                  ----------
severally and for itself alone, agrees to sell to the Company, and the Company agrees to purchase from the Seller, from time to time on or after the Closing Date, but before the Purchase and Sale Termination Date, all of Seller's right, title and interest in and to:

          (a) each Receivable of the Seller that existed and was owing to the Seller at the closing of the Seller's business on April 30, 2000 (the "Cut-off Date") other than Receivables contributed pursuant to Section 3.1
      ------------                                                  -----------
     (the "Contributed Receivables");
           -----------------------

          (b) each Receivable acquired or created by the Seller from and including the Cutoff Date to and including the Purchase and Sale Termination Date;

          (c) all rights to, but not the obligations under, all Related
     Security;

          (d) all monies due or to become due with respect to any of the foregoing;

          (e) all books and records related to any of the foregoing; and

          (f) all collections and other proceeds of any of the foregoing (as defined in the applicable UCC) that are or were received by the Seller on or after the Cut-off Date, including, without limitation, all funds which either are received by the Seller, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that the Seller or Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Seller set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Company hereunder, and any such assumption is expressly disclaimed. The Company's foregoing commitment to purchase Receivables and the proceeds and rights described in clauses (c)
                                                              -----------
through (f) (collectively, the "Related Rights") is herein called the "Purchase
        ---                     --------------                         --------
Facility."
--------

     2.2 Timing of Purchases.
         -------------------

          (a) Closing Date Purchases. The Seller's entire right, title and
              ----------------------
     interest in (i) each Receivable that existed and was owing to the Seller at the Cut-off Date (other than Contributed Receivables), (ii) all Receivables acquired or created by the Seller from and including the Cut-off Date, to and including the Closing Date (other than Contributed Receivables), and
     (iii) all Related Rights automatically shall be deemed to have been sold to the Company on the Closing Date.

          (b) Regular Purchases. After the Closing Date, until the Purchase and
              -----------------
     Sale Termination Date, each Receivable (and the Related Rights) acquired or created by the Seller shall be deemed to have been sold to the Company immediately (and without further action) upon the creation of such Receivable.

     2.3 Consideration for Purchases. On the terms and subject to the conditions
         ---------------------------
set forth in this Agreement, the Company agrees to make Purchase Price payments to the Seller and to reflect all contributions in accordance with Article III.
                                                                  -----------

     2.4 Purchase and Sale Termination Date. The "Purchase and Sale Termination
         ----------------------------------       -----------------------------
Date" shall be the earliest to occur of (a) the date of the termination of this
----
Agreement pursuant to Section 8.2 and (b) the Payment Date immediately following
                      -----------
the day on which Seller shall have given notice to the Company at or prior to 10:00 a.m. (New York City time) that the Seller desires to terminate this Agreement.

     2.5 Intention of the Parties. It is the express intent of the parties
         ------------------------
hereto that the transfers of the Receivables and Related Rights by the Seller to the Company, as contemplated by this Agreement be, and be treated as, sales or contributions, as applicable, and not as loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, the Seller hereby grants to the Company a first priority security interest in all of the Seller's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter acquired or created by the Seller, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of the Seller's obligations hereunder.

                                   ARTICLE III

                          CALCULATION OF PURCHASE PRICE

     3.1 Calculation of Purchase Price. On the Closing Date and on each Monthly
         -----------------------------
Settlement Date, the Servicer shall deliver to the Company and the Seller a report in substantially the form of

Exhibit A (each such report being herein called a "Purchase Report") with
---------                                          ---------------
respect to the matters set forth therein and the Company's purchases of Receivables from the Seller:

          (a) that are to be made on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date), or

          (b) that were made during the period commencing on the Monthly Settlement Date immediately preceding such Monthly Settlement Date to (but not including) such Monthly Settlement Date (in the case of each subsequent Purchase Report).

The "Purchase Price" (to be paid to the Seller in accordance with the terms of
     --------------
Article III) for the Receivables and the Related Rights that are purchased
-----------
hereunder from the Seller shall be determined in accordance with the following formula:

          PP   = OB X FMVD

          where:
          -----

          PP   = Purchase Price for each Receivable as calculated on the
                 relevant Payment Date.

          OB   = The Outstanding Balance of such Receivable on the relevant
                 Payment Date.

          FMVD = Fair Market Value Discount, as measured on such Payment Date, which is equal to the quotient (expressed as percentage) of (a) one divided by (b) the sum of (i) one,
                                           -------
                    plus (ii) the product of (A) the Prime Rate on such Payment Date plus .25% and (B) a fraction, the numerator of which is the Days' Sales Outstanding (calculated as of the last day of the Settlement Period next preceding such Payment Date) and the denominator of which is 365.

          "Payment Date" means (i) the Closing Date and (ii) each Business Day
           ------------
thereafter that the Seller is open for business.

          "Prime Rate" means a per annum rate equal to the "Prime Rate" as
           ----------          --- -----
published in the "Money Rates" section of The Wall Street Journal or such other publication as determined by the Administrator in its sole discretion.

                                   ARTICLE IV

                            PAYMENT OF PURCHASE PRICE

     4.1 Contribution of Receivables and Initial Purchase Price Payment. (a) On
         --------------------------------------------------------------
the Closing Date KCI shall, and hereby does, contribute to the capital of the Company Receivables and Related Rights with respect thereto consisting of each Receivable of KCI that existed and was owing to KCI on the Closing Date beginning with the oldest of such Receivables and continuing chronologically thereafter such that the aggregate Outstanding Balance of all such Contributed Receivables shall be equal to $14,000,000.

     (b) On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to the Seller the Purchase Price for the purchase to be made from the Seller on the Closing Date partially in cash (in an amount to be agreed between the Company and the Seller and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of Exhibit B to the Seller with an initial principal balance equal to the remaining
---------
Purchase Price (the promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, each being herein called a "Company
                                                                       -------
Note").
----

     4.2 Subsequent Purchase Price Payments. On each Payment Date subsequent to
         ----------------------------------
the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to the Seller the Purchase Price for the Receivables acquired or generated by the Seller on such Payment Date:

          (a) First, the Purchase Price shall be paid in cash to the extent the
              -----
     Company has cash available therefor; and

          (b) Second, to the extent any portion of the Purchase Price remains
              ------
     unpaid, the principal amount outstanding under the Company Note issued to the Seller shall be increased by an amount equal to such remaining Purchase Price, up to the maximum permitted outstanding principal amount under the terms of the Company Note.

     Servicer shall make all appropriate record keeping entries with respect to the Company Note or otherwise to reflect the foregoing payments, and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, the Company Note at any time. Furthermore, Servicer shall hold the Company Note for the benefit of the Seller. The Seller hereby irrevocably authorizes Servicer to mark the Company Note "CANCELLED" and to return such Company Note to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

     4.3 Settlement as to Specific Receivables and Dilution.
         --------------------------------------------------

         (a) If, on the day of purchase or contribution of any Receivable from the Seller hereunder, any of the representations or warranties set forth in Sections 5.4 and 5.12 are not true with respect to such Receivable or as a
     ------------     ----
     result of any action or inaction of the Seller, on any day, any of such representations or warranties set forth in Sections 5.4, 5.12 is no longer
                                                ------------  ----
     true with respect to such a Receivable (other than a representation or warranty set forth in Section 5.12(c)), then the Purchase Price (or in the
                           ---------------
     case of a Contributed Receivable, the Outstanding Balance of such Receivable, (the "Contributed Value")) with respect to such Receivables
                       -----------------
     shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to the Seller as provided in subsection
                                                                    ----------
     (c) below; provided, that if the Company thereafter receives payment on
     ---        --------
     account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to the Seller.

          (b) If, on any day, the Outstanding Balance of any Receivable (including any Contributed Receivable) purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned goods or services, or any discount or other adjustment made by the Seller, the Company or Servicer or any setoff or dispute between the Seller or the Servicer and an Obligor as indicated on the books of the Company (or, for periods prior to the Closing Date, the books of the Seller), then the Purchase Price or Contributed Value, as the case may be, with respect to such Receivable shall be reduced by the amount of such net reduction and shall be accounted to the Seller as provided in subsection (c) below.
                                                     --------------

          (c) Any reduction in the Purchase Price (or Contributed Value) of any Receivable pursuant to subsection (a) or (b) above shall be applied as a
                            --------------    ---
     credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from the Seller hereunder; provided, however if there have been no purchases of Receivables
                --------  -------
     from the Seller (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit

          (i) shall be paid in cash to the Company by the Seller in the manner and for application as described in the following proviso, or


          (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note payable to the Seller;

provided, further, that at any time (y) when a Termination Event or Unmatured
--------  -------
Termination Event exists under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be paid by the Seller to the Company by deposit in immediately available funds into the relevant Lock-Box Account for application by

Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

          (d) Each Purchase Report (other than the Purchase Report delivered on the Closing Date) shall include, in respect of the Receivables previously acquired or generated by the Seller (including Contributed Receivables), a calculation of the aggregate reductions described in subsection (a) or (b)
                                                          --------------    ---
     relating to such Receivables since the last Purchase Report delivered hereunder, as indicated on the books of the Company (or, for such period prior to the Closing Date, the books of the Seller).

     4.4 Reconveyance of Receivables. In the event that the Seller has paid
         ---------------------------
to the Company the full Outstanding Balance of any Receivable pursuant to
Section 3.3, the Company shall reconvey such Receivable to the Seller, without
-----------
representation or warranty, but free and clear of all liens, security interests, charges, and encumbrances created by the Company.

                                    ARTICLE V

                             CONDITIONS OF PURCHASES

     5.1 Conditions Precedent to Initial Purchase. The initial purchase
         ----------------------------------------
hereunder is subject to the condition precedent that Servicer (on the Company's behalf) shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to Servicer (acting on the Company's behalf):

          (a) A KCI Assignment Certificate in the form of Exhibit C from the
                                                          ---------
     Seller, duly completed, executed and delivered by the Seller;

          (b) A copy of the resolutions of the Executive Committee of the Board of Directors of the Seller approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of the Seller;

          (c) Good standing certificates for the Seller issued as of a recent date acceptable to Servicer by the Secretary of State of the jurisdiction of the Seller's incorporation and the jurisdiction where the Seller's chief executive office is located;

          (d) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate Servicer and the Company may conclusively rely until such time as the Servicer shall receive from such Person a revised certificate meeting the requirements of this subsection (d));
                                                  --------------

          (e) The certificate or articles of incorporation or other organizational document of the Seller, duly certified by the Secretary of State of the jurisdiction of Seller's incorporation as of a recent date acceptable to the Servicer, together with a copy of the bylaws of the Seller, each duly certified by the Secretary or an Assistant Secretary of the Seller;

          (f) Originals of the proper financing statements (Form UCC-1) that have been duly executed and name the Seller as the debtor/seller and the Company as the secured party/purchaser (and the Issuer, as assignee of the Company) of the Receivables acquired or generated by the Seller as may be necessary or, in the Servicer's or the Administrator's opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

          (g) A written search report from a Person satisfactory to the Servicer listing all effective financing statements that name the Seller as debtor or seller and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (f), together with copies of such
                                    --------------
     financing statements (none of which, except for those described in the foregoing subsection (f), shall cover any Receivable or any Related Rights
               --------------
     which are to be sold to the Company hereunder), and tax and judgment lien search reports from a Person satisfactory to the Servicer showing no evidence of such liens filed against the Seller;

          (h) A favorable opinion of Sidley & Austin, counsel to the Seller, in form and substance satisfactory to the Servicer and the Administrator;

          (i) A Company Note in favor of the Seller, duly executed by the Company; and

          (j) A certificate from an officer of the Seller to the effect that the Servicer and the Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO KPMG CONSULTING, INC. PURSUANT TO A SALE AGREEMENT, DATED AS OF MAY 22, 2000, AS AMENDED, BETWEEN KPMG CONSULTING, LLC, AND KPMG CONSULTING, INC.; AND SUCH RECEIVABLES HAVE BEEN SOLD BY KPMG CONSULTING, INC. TO KCI FUNDING CORPORATION PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF MAY 22, 2000, AS AMENDED, BETWEEN KPMG CONSULTING, INC., AND KCI FUNDING CORPORATION; AND AN UNDIVIDED, FRACTIONAL OWNERSHIP INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN SOLD TO MARKET STREET FUNDING CORPORATION

     PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 22, 2000, AS AMENDED, AMONG KPMG CONSULTING, INC., AS THE SERVICER, KCI FUNDING CORPORATION, MARKET STREET FUNDING CORPORATION AND PNC BANK, NATIONAL ASSOCIATION."

     5.2 Certification as to Representations and Warranties. The Seller, by
         --------------------------------------------------
accepting the Purchase Price related to each purchase of Receivables acquired or generated by the Seller, shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on
                                            ---------
and as of such day, with the same effect as though made on and as of such day.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     In order to induce the Company to enter into this Agreement and to make purchases and accept contributions hereunder, the Seller hereby makes, with respect to itself, the representations and warranties set forth in this
Article V.
---------

     6.1 Organization and Good Standing. The Seller has been duly organized and
         ------------------------------
is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     6.2 Due Qualification. The Seller is duly licensed and in good standing in
         -----------------
the jurisdiction where its chief executive office is located and is qualified to do business as a foreign corporation in good standing in all other jurisdictions in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualification and (b) the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

     6.3 Power and Authority; Due Authorization. The Seller has (a) all
         --------------------------------------
necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to acquire or generate, own, sell, contribute and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary corporate action.

     6.4 Valid Sale; Binding Obligations. Each sale or contribution, as the case
         -------------------------------
may be, made by the Seller pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer, and assignment of Receivables to the Company, enforceable against creditors of, and purchasers from, the Seller; and this Agreement constitutes, and each other Transaction Document to be signed by the Seller, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     6.5 No Violation. The consummation of the transactions contemplated by this
         ------------
Agreement and the other Transaction Documents and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (i) the Seller's certificate of incorporation or by-laws or (ii) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is bound,
(b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

     6.6 Proceedings. Except as set forth in Exhibit D, there is no action,
         -----------                         ---------
suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of the Seller's KCI Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction Document or (c) seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.

     6.7 Bulk Sales Acts. No transaction contemplated hereby requires compliance
         ---------------
with, or will be subject to avoidance under, any bulk sales act or similar law.


     6.8 Government Approvals. Except for the filing of the UCC financing
         --------------------
statements referred to in Article IV, all of which, at the time required in
                          ----------
Article IV, shall have been duly made and shall be in full force and effect, no
----------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the Seller's due execution, delivery and performance of any Transaction Document to which it is a party.

     6.9  Financial Condition.
          -------------------

          (a) Material Adverse Effect. Since June 30, 1999, no event has
              -----------------------
     occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

          (b) Solvent. On the date hereof, and on the date of each purchase
              -------
     hereunder (both before and after giving effect to such purchase) the Seller shall be Solvent.

     6.10 Licenses, Contingent Liabilities, and Labor Controversies.
          ---------------------------------------------------------

          (a) The Seller has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

          (b) There are no labor controversies pending against the Seller that have had (or are reasonably likely to have) a Material Adverse Effect.

     6.11 Margin Regulations. No use of any funds acquired by the Seller under
          ------------------
this Agreement will conflict with or contravene any of Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

     6.12 Quality of Title.
          ----------------

          (a) Each Receivable of the Seller (together with the Related Rights with respect to such Receivable) which is to be sold to the Company hereunder is or shall be owned by the Seller, free and clear of any Adverse Claim, except as provided herein, the Sale Agreement and in the Receivables Purchase Agreement. Whenever the Company makes a purchase or accepts a contribution hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables acquired or generated by the Seller and all Collections related thereto, and in the Seller's entire right, title and interest in and to the Related Rights with respect thereto.

          (b) No effective financing statement or other instrument similar in effect covering any Receivable acquired or generated by the Seller or any Related Rights is on file in any recording office except such as may be filed in favor of the Seller, in accordance with the Sale Agreement, in favor of the Company in accordance with this Agreement or in favor of the Issuer in accordance with the Receivables Purchase Agreement.

          (c) Unless otherwise identified to the Company on the date of the purchase or contribution hereunder, each Receivable purchased hereunder is on the date of purchase or contribution, an Eligible Receivable.

     6.13 Accuracy of Information. All factual written information heretofore or
          -----------------------
contemporaneously furnished (and prepared) by the Seller to the Company or the Administrator for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by the Seller to the Company or the Administrator pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified.

     6.14 Offices. The Seller's principal place of business and chief executive
          -------
office is located at the address specified in Exhibit E, and the offices where
                                              ---------
the Seller keeps its master records concerning the Receivables are located at the addresses specified in Exhibit E (or at such other locations, notified to
                           ---------
the Servicer and the Administrator in accordance with Section 6.1(f), in
                                                      --------------
jurisdictions where all action required by Section 7.3 has been taken and
                                           -----------
completed).

     6.15 Trade Names. The Seller does not use any trade name other than its
          -----------
actual corporate name and the trade names set forth in Exhibit F. From and after
                                                       ---------
the date that fell five (5) years before the date hereof, except as set forth in Exhibit F, the Seller has not been known by any legal name other than its
---------
corporate name as of the date hereof, nor has the Seller been the subject of any merger or other corporate reorganization.

     6.16 Taxes. The Seller has filed all tax returns and reports required by
          -----
law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     6.17 Compliance with Applicable Laws. The Seller is in compliance with the
          -------------------------------
requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

     6.18 Reliance on Separate Legal Identity. The Seller acknowledges that the
          -----------------------------------
Issuer and the Administrator are entering into the Receivables Purchase Agreement in reliance upon the Company's identity as a legal entity separate from the Seller.

     6.19 Year 2000 Problem. The Seller has reviewed the areas within its
          -----------------
business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the Year 2000 Problem. The Year 2000 Problem will not result in any Material Adverse Effect.

     6.20 Investment Company. The Seller is not an "investment company," or a
          ------------------
company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. In addition, the Seller is not a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                   ARTICLE VII

                             COVENANTS OF THE SELLER

     7.1  Affirmative Covenants. From the date hereof until the first day
          ---------------------
following the Purchase and Sale Termination Date, the Seller will, unless the Administrator and the Company shall otherwise consent in writing:

          (a) Compliance with Laws, Etc. Comply in all material respects with
              -------------------------
     all applicable laws, rules, regulations and orders with respect to the Receivables acquired or generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of the Company hereunder.

          (b) Preservation of Corporate Existence. Preserve and maintain its
              -----------------------------------
     existence as a corporation and all rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

          (c) Receivables Reviews. (i) At any time and from time to time during
              -------------------
     regular business hours but no more frequently than quarterly unless (x) a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing or (y) in the opinion of the Administrator reasonable grounds for insecurity exist with respect to the collectibility of a material amount of the Pool Receivables or with respect to the Seller's performance or ability to perform in any material respect its obligations under the Agreement, and upon reasonable prior notice (unless a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists), permit the Company or the Administrator, or their respective agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of the Seller relating to the Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i)(A) next above and to discuss matters relating to
                  -------------
     Receivables originated by it or the performance hereunder with any of the officers or employees of the Seller having knowledge of such matters, and
     (ii) without limiting the foregoing clause (i) above, from time to time on
                                         ----------
     request of the Administrator, permit certified public accountants or other auditors acceptable to the Seller and Administrator to conduct, at the Seller's expense, a review of the Seller's books and records with respect to such Receivables.

          (d) Keeping of Records and Books of Account. Maintain and implement
              ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to re-create records evidencing Receivables it generates in the event of the destruction of the originals thereof) within a reasonable time thereafter, and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

          (e) Performance and Compliance with Receivables and Contracts. Timely
              ---------------------------------------------------------
     and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables.

          (f) Location of Records. Keep its principal place of business and
              -------------------
     chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Exhibit E or, upon 30 days' prior written notice to the Company and the Administrator, at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.
                 -----------

          (g) Credit and Collection Policies. Comply in all material respects
              ------------------------------
     with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

          (h) Post Office Boxes. On or prior to the date hereof, deliver to the
              -----------------
     Servicer (on behalf of the Company) a certificate from an authorized officer of the Seller to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of the Company (unless such post office boxes are in the name of the relevant Lock-Box Banks) and (ii) all relevant postmasters have been notified that each of the Servicer and the Administrator are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-Box Banks).

          7.2 Reporting Requirements. From the date hereof until the first day
              ----------------------
following the Purchase and Sale Termination Date, the Seller will, unless the Servicer (on behalf of the Company) shall otherwise consent in writing, furnish to the Company and the Administrator:

          (a) Purchase and Sale Termination Events. As soon as possible after
              ------------------------------------
     knowledge of the occurrence of, and in any event within five Business Days after knowledge of the occurrence of each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of the Seller, the statement of the chief financial officer or chief accounting officer of the Seller describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that the Seller proposes to take with respect thereto, in each case in reasonable detail;

          (b) Proceedings. As soon as possible and in any event within three
              -----------
     Business Days after the Seller otherwise has knowledge thereof, written notice of (i) litigation, investigation or proceeding of the type described in Section 5.6 not previously disclosed to the Company and (ii) all
        -----------
     material adverse developments that have occurred with respect to any previously disclosed litigation, proceedings and investigations; and

          (c) Other. Promptly, from time to time, such other information,
              -----
     documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of the Seller as the Company, the Issuer or the Administrator may from time to time reasonably request in order to protect the interests of the Company, the Issuer or the Administrator under or as contemplated by the Transaction Documents.

     7.3 Negative Covenants. From the date hereof until the date following the
         ------------------
Purchase and Sale Termination Date, the Seller agrees that, unless the Servicer (on behalf of the Company) and the Administrator shall otherwise consent in writing, it shall not:

          (a) Sales, Liens, Etc. Except as otherwise provided herein or in any
              -----------------
     other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

          (b) Extension or Amendment of Receivables. Except as otherwise
              -------------------------------------
     permitted in Section 4.2(a) of the Receivables Purchase Agreement, extend,
                  --------------
     amend or otherwise modify the terms of any Receivable in any material respect acquired or generated by it, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

          (c) Change in Business or Credit and Collection Policy. Make any
              --------------------------------------------------
     change in the character of its business or materially alter its Credit and Collection Policy, which change would, in either case, materially change the credit standing required of particular Obligors or potential Obligors or impair, in any material respect, the collectibility of the Receivables acquired or generated by it.

          (d) Receivables Not to be Evidenced by Promissory Notes or Chattel
              --------------------------------------------------------------
     Paper. Take any action to cause or permit any Receivable acquired or
     -----
     generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

          (e) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger or
              ---------------------------------
     consolidation, except a merger or consolidation where the Seller is the surviving entity, or

     (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

     7.4 Lock-Box Banks. Make any changes in its instructions to Obligors
         --------------
regarding Collections or add or terminate any bank as a Lock-Box Bank unless the requirements of paragraph 2(g) of Exhibit IV to the Receivables Purchase
                --------------    ----------
Agreement have been met.

     7.5 Accounting for Purchases. Account for or treat (whether in financial
         ------------------------
statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Rights by the Seller to the Company.

     7.6 Transaction Documents. Enter into, execute, deliver or otherwise become
         ---------------------
bound by any agreement, instrument, document or other arrangement that restricts the right of the Seller to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents.

     7.7 Substantive Consolidation. The Seller hereby acknowledges that this
         -------------------------
Agreement and the other Transaction Documents are being entered into in reliance upon the Company's identity as a legal entity separate from the Seller and its Affiliates. Therefore, from and after the date hereof, the Seller shall take all reasonable steps necessary to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of the Seller and any other Person, and is not a division of the Seller, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, the Seller shall take such actions as shall be required in order that:

          (a) the Seller shall not be involved in the day to day management of the Company;

          (b) the Seller shall maintain separate corporate records and books of account from the Company and otherwise will observe corporate formalities and have a separate area from the Company for its business;

          (c) the financial statements and books and records of the Seller shall be prepared after the date of creation of the Company to reflect and shall reflect the separate existence of the Company; provided, that the Company's
                                                    --------
     assets and liabilities may be included in a consolidated financial statement issued by an affiliate of the Company; provided, however, that
                                                      --------  -------
     any such consolidated financial statement shall make clear that the Company's assets are not available to satisfy the obligations of such affiliate;

          (d) except as permitted by the Receivables Purchase Agreement, (i) the Seller shall maintain its assets separately from the assets of the Company,
     (ii) and the Company's
     assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Company;


          (e) all of the Company's business correspondence and other communications shall be conducted in the Company's own name and on its own stationery;

          (f) the Seller shall not act as an agent for the Company, other than KCI in its capacity as the Servicer, and in connection therewith, shall present itself to the public as an agent for the Company and a legal entity separate from the Company;

          (g) the Seller shall not conduct any of the business of the Company in its own name;

          (h) the Seller shall not pay any liabilities of the Company out of its own funds or assets;

          (i) the Seller shall maintain an arm's-length relationship with the Company;

          (j) the Seller shall not assume or guarantee or become obligated for the debts of the Company or hold out its credit as being available to satisfy the obligations of the Company;

          (k) the Seller shall not acquire obligations of the Company;

          (l) the Seller shall allocate fairly and reasonably overhead or other expenses that are properly shared with the Company, including, without limitation, shared office space;

          (m) the Seller shall identify and hold itself out as a separate and distinct entity from the Company;

          (n) the Seller shall correct any known misunderstanding regarding its separate identity from the Company;

          (o) the Seller shall not enter into, or be a party to, any transaction with the Company, except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; and

          (p) the Seller shall not pay the salaries of the Company's employees, if any.

                                  ARTICLE VIII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     8.1 Rights of the Company. The Seller hereby authorizes the Company, the
         ---------------------
Servicer, the Administrator or their respective designees to take any and all steps in the Seller's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, indorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     8.2 Responsibilities of the Seller. Anything herein to the contrary
         ------------------------------
notwithstanding:

          (a) Collection Procedures. The Seller agrees to direct its respective
              ---------------------
     Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-Box Account at a Lock-Box Bank. The Seller further agrees to transfer any Collections that it receives directly to the Servicer (for the Company's account) within one (1) Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for the Company and shall be maintained and segregated separate and apart from all other funds and monies of the Seller until transfer of such Collections to the Servicer.

          (b) The Seller shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve the Seller from such obligations.

          (c) None of the Company, the Servicer or the Administrator shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, the Servicer, the Issuer or the Administrator be obligated to perform any of the obligations of the Seller thereunder.

          (d) The Seller hereby grants to the Administrator an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Seller all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Seller or transmitted or received by the Company (whether or not from the Seller) in connection with any Receivable.

     8.3 Further Action Evidencing Purchases. The Seller agrees that from time
         -----------------------------------
to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables and Related Rights purchased by or contributed to the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of the Servicer, the Seller will:

          (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

          (b) mark the master data processing records that evidence or list (i) such Receivables and (ii) related Contracts with the legend set forth in
     Section 4.1(j).
     --------------

The Seller hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Rights now existing or hereafter acquired or generated by the Seller. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by the Seller as provided in Section 9.1.
                      -----------

     8.4 Application of Collections. Any payment by an Obligor in respect of any
         --------------------------
indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Company or the Administrator, be applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                   ARTICLE IX

                      PURCHASE AND SALE TERMINATION EVENTS

     9.1 Purchase and Sale Termination Events. Each of the following events or
         ------------------------------------
occurrences described in this Section 8.1 shall constitute a "Purchase and Sale
                              -----------                     -----------------
Termination Event":
-----------------

          (a) A Termination Event (as defined in the Receivables Purchase Agreement) shall have occurred and, in the case of a Termination Event (other than one described in paragraph (f) of Exhibit V of the Receivables
                                  -------------    ---------
     Purchase Agreement), the Administrator, shall have declared the Facility Termination Date to have occurred; or

          (b) The Seller shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two (2) Business Days; or

          (c) Any representation or warranty made or deemed to be made by the Seller (or any of its officers) under or in connection with this Agreement, any other Transaction Documents, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made, and shall remain incorrect or untrue for 10 days after notice to the Seller of such inaccuracy; or

          (d) The Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 days after written notice thereof shall have been given by the Servicer to the Seller.

          9.2 Remedies.
              --------

          (a) Optional Termination. Upon the occurrence of a Purchase and Sale
              --------------------
     Termination Event, the Company (and not the Servicer) shall have the option, by notice to the Seller (with a copy to the Administrator), to declare the Purchase and Sale Termination Date to have occurred.

          (b) Remedies Cumulative. Upon any termination of the Purchase Facility
              -------------------
     pursuant to Section 8.2(a), the Company shall have, in addition to all
                 --------------
     other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 Indemnities by the Seller. Without limiting any other rights which the
          -------------------------
Company may have hereunder or under applicable law, the Seller, severally and for itself alone, hereby agrees to indemnify the Company and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on
                       -----------------------------------
demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and
                                                                   ------------
Sale Indemnified Amounts") awarded against or incurred by any of them arising
------------------------
out of or as a result of the failure of the Seller to perform its obligations under this Agreement or any other Transaction Document, or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds thereof or therefrom, excluding, however, (i) Purchase and Sale Indemnified Amounts to the
           ---------  -------
extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables to any indemnitor (except as otherwise specifically provided under this Section 9.1) and (iii) any tax
                                              -----------
based upon or measured by net income or gross receipts. Without limiting the foregoing, the Seller, severally for itself alone, shall indemnify each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

          (a) the transfer by the Seller of an interest in any Receivable to any Person other than the Company;

          (b) the breach of any representation or warranty made by the Seller (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any written information or report delivered by the Seller pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

          (c) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Receivable acquired or generated by the Seller or the related Contract, or the nonconformity of any Receivable acquired or generated by the Seller or the related Contract with any such applicable law, rule or regulation;

          (d) the failure to vest and maintain vested in the Company an ownership interest in the Receivables acquired or generated by the Seller free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, whether existing at the time of the purchase of such Receivables or at any time thereafter;

          (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables acquired or generated by the Seller, whether at the time of any purchase or contribution or at any subsequent time;

          (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable acquired or generated by the Seller (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the services related to any such Receivable or the furnishing of or failure to furnish such services;

          (g) any product liability claim arising out of or in connection with services that are the subject of any Receivable acquired or generated by the Seller; and

          (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding
                          ------------
     sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables acquired or generated by the Seller or any Related Security connected with any such Receivables.

     If for any reason the indemnification provided above in this Section 9.1 is
                                                                  -----------
unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then the Seller, severally and for itself, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.

                                   ARTICLE XI

                                  MISCELLANEOUS

          11.1  Amendments, etc.
                ----------------

          (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company, the Administrator and the Seller (with respect to an amendment) or by the Company and the Administrator (with respect to a waiver or consent by it).

          (b) No failure or delay on the part of the Company, the Servicer, the Seller or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, the Servicer or the Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or the Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

          11.2  Notices, etc. All notices and other communications provided for
                ------------
hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if personally delivered, when received,
(ii) if sent by certified mail three (3) Business Days after having been deposited in the mail, postage prepaid, and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

          11.3  No Waiver; Cumulative Remedies. The remedies herein provided are
                ------------------------------
cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Seller hereby authorizes the Company, at any time and from time to time, to the fullest extent permitted by law, to set off, against any obligations of the Seller to the Company arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and
   -----------
payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by the Company to or for the credit or the account of the Seller.

          11.4  Binding Effect; Assignability. This Agreement shall be binding
                -----------------------------
upon and inure to the benefit of the Company and the Seller and their respective successors and permitted assigns. The Seller may not assign any of its rights hereunder or any interest herein without the prior written consent of the Company, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to
Article V and the indemnification and payment provisions of Article IX and
---------                                                   ----------
Section 10.6 shall be continuing and shall survive any termination of this
------------
Agreement.

          11.5  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          11.6  Costs, Expenses and Taxes. In addition to the obligations of the
                -------------------------
Seller under Article IX, the Seller, severally and for itself alone, agrees to
             ----------
pay on demand:

          (a) all reasonable costs and expenses in connection with the enforcement of this Agreement, the KCI Assignment Certificate and the other Transaction Documents; and

          (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          11.7  Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY
                --------------------------
(a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF NEW YORK OR UNITED STATES FEDERAL COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 10.2; AND (e) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

          11.8  Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A
                --------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

          11.9  Captions and Cross References; Incorporation by Reference. The
                ---------------------------------------------------------
various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

          11.10 Execution in Counterparts. This Agreement may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

          11.11 Acknowledgment and Agreement. By execution below, the Seller
                ----------------------------
expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Company pursuant to the Receivables Purchase Agreement, and the Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Administrator and the Issuer are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which the Seller is a party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     KCI FUNDING CORPORATION

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                     Address:   3 Chestnut Ridge Road
                                                Building Two
                                                Montvale, NJ 07645
                                     Attention: Treasurer's Office
                                     Telephone: (201) 307-7650
                                     Facsimile: (201) 307-7025

                                     Address:   1676 International Drive
                                                McLean, Virginia 22102
                                     Attention: General Counsel and Secretary
                                     Telephone: (703) 747-3000
                                     Facsimile: (703) 747-8500

                                       S-1           Purchase and Sale Agreement

                                      KPMG CONSULTING, INC.,
                                      as initial Servicer

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      Address:   3 Chestnut Ridge Road
                                                 Building Two
                                                 Montvale, NJ 07645
                                      Attention: Treasurer's Office
                                      Telephone: (201) 307-7650
                                      Facsimile: (201) 307-7025

                                      Address:   1676 International Drive
                                                 McLean, Virginia 22102
                                      Attention: General Counsel and Secretary
                                      Telephone: (703) 747-3000
                                      Facsimile: (703) 747-8500

                                       S-2           Purchase and Sale Agreement

                                      SELLER:

                                      KPMG CONSULTING, INC.

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                      Address:   3 Chestnut Ridge Road
                                                 Building Two
                                                 Montvale, NJ 07645
                                      Attention: Treasurer's Office
                                      Telephone: (201) 307-7650
                                      Facsimile: (201) 307-7025

                                      Address:   1676 International Drive
                                                 McLean, Virginia 22102
                                      Attention: General Counsel and Secretary
                                      Telephone: (703) 747-3000
                                      Facsimile: (703) 747-8500

                                       S-3           Purchase and Sale Agreement

                                                                       Exhibit A
                                                  to Purchase and Sale Agreement

                             FORM OF PURCHASE REPORT

SELLER:              KPMG CONSULTING, INC.

PURCHASER:           KCI FUNDING CORPORATION

DATE:
                     ---------------------------

I.                   OUTSTANDING BALANCE OF RECEIVABLES
                     PURCHASED:
                               -----------------

II.                  FAIR MARKET VALUE DISCOUNT:

                     1/[1 + ((Prime Rate + .25%) X Days' Sales Outstanding)]
                                                   -----------------------
                                                            365

                     Prime Rate =
                                                 -------------

                     Days' Sales Outstanding =
                                                 -------------

III.                 PURCHASE PRICE (I X II) =  $
                                                 -------------

                                       A-1           Purchase and Sale Agreement

                                                                       Exhibit B
                                                  to Purchase and Sale Agreement

                              FORM OF COMPANY NOTE

                                       B-1           Purchase and Sale Agreement

                                                                       Exhibit C
                                                  to Purchase and Sale Agreement

                       FORM OF KCI ASSIGNMENT CERTIFICATE

                                       C-1           Purchase and Sale Agreement

                                                                       Exhibit D
                                                  to Purchase and Sale Agreement

                                   PROCEEDINGS

NONE.

                                       D-1           Purchase and Sale Agreement

                                                                       Exhibit E
                                                  to Purchase and Sale Agreement

                                OFFICE LOCATIONS
                                ----------------

The Seller maintains its master books and records relating to Receivables at:

                                  270 Peachtree Street NW
                                  Suite 800
                                  Atlanta, Georgia 30303

The Principal Place of Business and Chief Executive Office of the Seller is:

                                  1676 International Drive
                                  Mclean, Virginia 22102

                                                                       Exhibit F
                                                  to Purchase and Sale Agreement

                                   TRADE NAMES
                                   -----------

Legal Name                                          Trade names/Fictitious Names
--------------------------------------------------------------------------------
KPMG CONSULTING, INC.                               KPMG CONSULTING

                                       F-1